Exhibit 10.1

INCREASE AND JOINDER AGREEMENT
This INCREASE AND JOINDER AGREEMENT, dated as of March 10, 2015 (this “Increase Joinder”), with respect to the Amended and Restated Credit Agreement, effective as of January 31, 2014 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ONEOK PARTNERS, L.P., a Delaware limited partnership (“Borrower”), the Lenders and L/C Issuers parties thereto, and CITIBANK, N.A., as administrative agent for the Lenders and L/C Issuers (in such capacity, the “Administrative Agent”) and as Swing Line Lender.
A.Section 2.16(a) of the Credit Agreement provides that Borrower may, from time to time, request an increase in the Aggregate Commitments by an amount (for all such requests) in an aggregate amount not to exceed $700.0 million, subject to the terms and conditions set forth therein.

B.Borrower desires to increase the Aggregate Commitments pursuant to Section 2.16(a) of the Credit Agreement in an aggregate principal amount of $700.0 million (the “Commitment Increase”).

C.Each Lender identified on the signature pages hereto desires to provide a portion of the Commitment Increase in the several amounts set forth on Schedule 2.01 hereto. As used herein (1) “Existing Credit Agreement” means the Credit Agreement as in effect prior to the effective date of this Increase Joinder, (2) “Existing Lender” means each Lender that is a party to this Increase Joinder that has a Commitment under the Existing Credit Agreement, (3) “Increasing Lender” means each Existing Lender whose dollar Commitment amount shown on Schedule 2.01 attached hereto is higher than its Commitment under the Existing Credit Agreement, and the term “Increasing Lender” shall also include each New Lender as herein defined, and (4) “New Lender” means each Lender that is a party to this Increase Joinder that is not a party to the Existing Credit Agreement.

D.Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

In consideration of the premises and the agreements, provisions and covenants contained herein, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:
Section 1.Increase and Joinder.

(a)This Increase Joinder is a “joinder agreement” referenced in Section 2.16(a) of the Credit Agreement. Administrative Agent and the Increasing Lenders hereby agree that the Commitment Increase shall become effective upon the satisfaction of the conditions set forth in Section 2 hereof (the date on which such conditions are satisfied, the “Increase Effective Date”).

(b)Effective as of the Increase Effective Date (i) each Increasing Lender’s Commitment shall be as set forth on Schedule 2.01 attached hereto, and (ii) Schedule 2.01 of the Credit Agreement is amended in its entirety to read as set forth in Schedule 2.01 attached hereto.

(c)Each New Lender represents and agrees as follows: (i) it shall be a “Lender” under and as defined in the Credit Agreement and shall have a Commitment in the amount set forth opposite its name on Schedule 2.01 attached hereto, (ii) it has received a copy of the Existing Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Increase Joinder, (iii) it has, independently and without reliance upon the Administrative Agent, any other agent, any Lender or any arranger, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Increase Joinder, and (iv) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

(d)After giving effect hereto on the Increase Effective Date, there shall be $0 of further capacity to effectuate an increase of Commitments pursuant to Section 2.16(a) of the Credit Agreement.

Section 2.Conditions Precedent. The occurrence of the Increase Effective Date is subject to the following conditions:

(a)the Administrative Agent shall have received signature pages for this Increase Joinder from Borrower, each Increasing Lender, the Swing Line Lender and each L/C Issuer;

(b)the Administrative Agent shall have received a Note executed by Borrower in favor of each New Lender requesting a Note;

(c)the Administrative Agent shall have received from Borrower a certificate, executed by the secretary or assistant secretary of General Partner and a certificate of a Responsible Officer of Borrower, each in conformity with Section 2.16(c)(i) and (ii), respectively, of the Credit Agreement; and

(d)Borrower shall have paid to the Administrative Agent, for the benefit of each Increasing Lender, a fee in the amount separately agreed, and Borrower shall have paid to Citigroup Global Markets Inc. (“CGMI”) as lead arranger with respect to this Increase Joinder, such fees as Borrower and CGMI have separately agreed to.

Section 3.Representations and Warranties. Borrower represents and warrants to the Administrative Agent, Swing Line Lender, each of the Lenders and each L/C Issuer that this Increase Joinder is within Borrower’s organizational powers and has been duly authorized by all necessary organizational action on the part of Borrower. This Increase Joinder has been duly executed and delivered by Borrower and constitutes, a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. The execution and delivery of this Increase Joinder and the incurrence by Borrower of indebtedness in the amount of the increased Commitments will not violate any Law in any material respect and will not violate or result in a default or require any consent or approval under any material Contractual Obligation to which Borrower is a party.

Section 4.Credit Agreement. Except as specifically provided hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the Increase Effective Date, any reference to the Credit Agreement in any Loan Document shall mean the Credit Agreement as modified hereby. This Increase Joinder is a Loan Document.

Section 5.Applicable Law. This Increase Joinder shall be construed in accordance with and governed by the law of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

Section 6.Counterparts. This Increase Joinder may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. Delivery of an executed signature page of this Increase Joinder by facsimile or “pdf file” transmission shall be effective as delivery of a manually executed counterpart hereof.

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Section 7.Expenses. Borrower agrees to reimburse the Administrative Agent for the reasonable out of pocket expenses incurred by it in connection with this Increase Joinder, including the reasonable fees, charges and disbursements of Haynes and Boone, LLP, counsel for the Administrative Agent.

Section 8.Headings. The Section headings used herein are for convenience of reference only, are not part of this Increase Joinder and are not to affect the construction of, or to be taken into consideration in interpreting, this Increase Joinder.

Section 9.Consent of L/C Issuers. The undersigned L/C Issuers consent to the addition of each New Lender.

[Signature pages to follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Increase Joinder to be duly executed by their respective authorized officers as of the day and year first written above.

ONEOK PARTNERS, L.P.

By:	ONEOK Partners GP, L.L.C., its sole general partner

By:	/s/ Derek S. Reiners
Derek S. Reiners Senior Vice President, Chief Financial Officer and Treasurer

Signature Page to
Increase and Joinder Agreement

CITIBANK, N.A.,
as Administrative Agent

By:	/s/ Maureen Maroney
	Name:	Maureen Maroney
	Title:	Vice President

Signature Page to
Increase and Joinder Agreement

CITIBANK, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Maureen Maroney
	Name:	Maureen Maroney
	Title:	Vice President

Signature Page to
Increase and Joinder Agreement

BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer

By:	/s/ Joseph Scott
	Name:	Joseph Scott
	Title:	Managing Director

Signature Page to
Increase and Joinder Agreement

BARCLAYS BANK PLC,
as a Lender and L/C Issuer

By:	/s/ Christine Aharonian
	Name:	Christine Aharonian
	Title:	Vice President

Signature Page to
Increase and Joinder Agreement

JPMORGAN CHASE BANK, N.A.,
as a Lender and L/C Issuer

By:	/s/ Darren Vanek
	Name:	Darren Vanek
	Title:	Executive Director

Signature Page to
Increase and Joinder Agreement

MORGAN STANLEY BANK, N.A.,
as a Lender and L/C Issuer

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

Signature Page to
Increase and Joinder Agreement

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender and L/C Issuer

By:	/s/ John Preece
	Name:	John Preece
	Title:	Authorised Signatory

Signature Page to
Increase and Joinder Agreement

UBS AG STAMFORD BRANCH,
as a Lender and L/C Issuer

By:	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director

By:	/s/ Houssem Daly
	Name:	Houssem Daly
	Title:	Associate Director

Signature Page to
Increase and Joinder Agreement

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as a Lender and L/C Issuer

By:	/s/ Borden Tennant
	Name:	Borden Tennant
	Title:	Assistant Vice President

Signature Page to
Increase and Joinder Agreement

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Janet L. Wheeler
	Name:	Janet L. Wheeler
	Title:	Vice President

Signature Page to
Increase and Joinder Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH,
as a Lender

By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Authorized Signatory

By:	/s/ Samuel Miller
	Name:	Samuel Miller
	Title:	Authorized Signatory

Signature Page to
Increase and Joinder Agreement

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Virginia Cosenza
	Name:	Virginia Cosenza
	Title:	Vice President

By:	/s/ Scott Flieger
	Name:	Scott Flieger
	Title:	Managing Director

Signature Page to
Increase and Joinder Agreement

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Nicole Ferry-Lacchia
	Name:	Nicole Ferry-Lacchia
	Title:	Authorized Signatory

Signature Page to
Increase and Joinder Agreement

PNC BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ M. Colin Warman
	Name:	M. Colin Warman
	Title:	Vice President

Signature Page to
Increase and Joinder Agreement

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Jason York
	Name:	Jason York
	Title:	Authorized Signatory

Signature Page to
Increase and Joinder Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Todd Vaubel
	Name:	Todd Vaubel
	Title:	Vice President

Signature Page to
Increase and Joinder Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John Prigge
	Name:	John Prigge
	Title:	Vice President

Signature Page to
Increase and Joinder Agreement

ARVEST BANK,
as a Lender

By:	/s/ Rick Gaut
	Name:	Rick Gaut
	Title:	Senior Vice President Commercial Banker

Signature Page to
Increase and Joinder Agreement